BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED BALANCE SHEETS (Unaudited)

	At June 30,
(Dollars in thousands, except par and stated value)	2017	2016
ASSETS
Cash and due from banks	$628,172	$486,627
Federal funds sold	15,369	100
Total cash and cash equivalents	643,541	486,727
Securities:
Trading	8,327	7,584
Available for sale	264,470	265,447
Held to maturity—fair value of $0 at June 2017 and $202,677 at June 2016	—	199,174
Stock of the Federal Home Loan Bank, at cost	63,207	57,123
Loans held for sale, carried at fair value	18,738	20,871
Loans held for sale, carried at lower of cost or fair value	6,669	33,530
Loans and leases—net of allowance for loan and lease losses of $40,832 as of June 2017 and $35,826 as of June 2016	7,374,493	6,354,679
Accrued interest receivable	20,781	26,201
Furniture, equipment and software—net	16,659	13,995
Deferred income tax	34,341	39,171
Cash surrender value of life insurance	6,174	5,990
Mortgage servicing rights, carried at fair value	7,200	3,943
Other real estate owned and repossessed vehicles	1,413	252
Other assets	35,667	84,617
TOTAL ASSETS	$8,501,680	$7,599,304

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$848,544	$588,774
Interest bearing	6,050,963	5,455,277
Total deposits	6,899,507	6,044,051
Securities sold under agreements to repurchase	20,000	35,000
Advances from the Federal Home Loan Bank	640,000	727,000
Subordinated notes and debentures and other	54,463	56,016
Accrued interest payable	1,284	1,667
Accounts payable and accrued liabilities and other liabilities	52,179	51,980
Total liabilities	7,667,433	6,915,714
STOCKHOLDERS’ EQUITY:
Preferred stock—$0.01 par value; 1,000,000 shares authorized;
Series A— $10,000 stated value and liquidation preference per share; 515 shares issued and outstanding as of June 2017 and June 2016	5,063	5,063
Common stock—$0.01 par value; 150,000,000 shares authorized, 65,115,932 shares issued and 63,536,244 shares outstanding as of June 2017, 64,513,494 shares issued and 63,219,392 shares outstanding as of June 2016	651	645
Additional paid-in capital	346,117	331,156
Accumulated other comprehensive income (loss) — net of tax	487	(7,304)
Retained earnings	519,246	384,815
Treasury stock, at cost; 1,579,688 shares as of June 2017 and 1,294,102 shares as of June 2016	(37,317)	(30,785)
Total stockholders’ equity	834,247	683,590
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$8,501,680	$7,599,304

BOFI HOLDING, INC. AND SUBSIDIARY
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	For the Quarters Ended June 30,
(Dollars in thousands, except earnings per share)	2017	2016
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$93,000	$78,752
Investments	5,543	7,509
Total interest and dividend income	98,543	86,261
INTEREST EXPENSE:
Deposits	14,817	12,923
Advances from the Federal Home Loan Bank	3,994	2,878
Other borrowings	1,205	1,305
Total interest expense	20,016	17,106
Net interest income	78,527	69,155
Provision for loan and lease losses	200	1,900
Net interest income, after provision for loan and lease losses	78,327	67,255
NON-INTEREST INCOME:
Realized gain (loss) on sale of securities	996	508
Other-than-temporary loss on securities:
Total impairment losses	(1,957)	(687)
Loss (gain) recognized in other comprehensive income	1,831	271
Net impairment loss recognized in earnings	(126)	(416)
Fair value gain (loss) on trading securities	(94)	(5)
Total unrealized loss on securities	(220)	(421)
Prepayment penalty fee income	958	737
Gain on sale - other	419	5,192
Mortgage banking income	2,884	2,830
Banking service fees and other income	8,496	8,169
Total non-interest income	13,533	17,015
NON-INTEREST EXPENSE:
Salaries and related costs	21,211	18,905
Professional services	1,517	2,034
Occupancy and equipment	1,513	1,310
Data processing and internet	3,913	2,944
Advertising and promotional	2,697	2,236
Depreciation and amortization	1,778	1,479
Real estate owned and repossessed vehicles	(5)	(1)
FDIC and regulatory fees	940	1,243
Other general and administrative	2,416	2,835
Total non-interest expense	35,980	32,985
INCOME BEFORE INCOME TAXES	55,880	51,285
INCOME TAXES	23,332	21,558
NET INCOME	$32,548	$29,727
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$32,471	$29,650
COMPREHENSIVE INCOME	$34,198	$25,314
Basic earnings per share	$0.50	$0.46
Diluted earnings per share	$0.50	$0.46

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Year Ended June 30,
(Dollars in thousands, except earnings per share)	2017	2016	2015
INTEREST AND DIVIDEND INCOME:
Loans and leases, including fees	$358,849	$291,058	$220,486
Investments	28,437	26,649	23,878
Total interest and dividend income	387,286	317,707	244,364
INTEREST EXPENSE:
Deposits	56,494	42,667	34,733
Advances from the Federal Home Loan Bank	12,403	11,175	8,910
Other borrowings	5,162	2,854	1,776
Total interest expense	74,059	56,696	45,419
Net interest income	313,227	261,011	198,945
Provision for loan and lease losses	11,061	9,700	11,200
Net interest income, after provision for loan and lease losses	302,166	251,311	187,745
NON-INTEREST INCOME:
Realized gain (loss) on sale of securities	3,920	1,427	587
Other-than-temporary loss on securities:
Total impairment losses	(10,937)	(3,472)	(6,805)
Loss (gain) recognized in other comprehensive income	8,973	2,907	4,440
Net impairment loss recognized in earnings	(1,964)	(565)	(2,365)
Fair value gain (loss) on trading securities	743	(248)	(234)
Total unrealized loss on securities	(1,222)	(813)	(2,599)
Prepayment penalty fee income	4,574	2,914	4,695
Gain on sale - other	4,487	15,540	5,793
Mortgage banking income	14,284	11,076	15,264
Banking service fees and other income	42,088	36,196	6,850
Total non-interest income	68,132	66,340	30,590
NON-INTEREST EXPENSE:
Salaries and related costs	81,821	66,667	43,819
Professional services	4,980	4,700	4,122
Occupancy and equipment	5,612	4,326	3,091
Data processing and internet	13,323	10,348	6,632
Advertising and promotional	9,367	6,867	6,060
Depreciation and amortization	6,094	4,795	3,273
Real estate owned and repossessed vehicles	498	(46)	(120)
FDIC and regulatory fees	4,330	4,632	3,434
Other general and administrative	11,580	10,467	7,167
Total non-interest expense	137,605	112,756	77,478
INCOME BEFORE INCOME TAXES	232,693	204,895	140,857
INCOME TAXES	97,953	85,604	58,175
NET INCOME	$134,740	$119,291	$82,682
NET INCOME ATTRIBUTABLE TO COMMON STOCK	$134,431	$118,982	$82,373
COMPREHENSIVE INCOME	$142,531	$121,386	$83,649
Basic earnings per share[1]	$2.07	$1.85	$1.35
Diluted earnings per share[1]	$2.07	$1.85	$1.34
1- Per share amounts have been retroactively restated for the fiscal year ended June 30, 2015 to reflect the four-for-one forward split of the Company's common stock effected in the form of a stock dividend that was distributed on November 17, 2015.

BOFI HOLDING, INC. AND SUBSIDIARY
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2017	2016	2015
NET INCOME	$134,740	$119,291	$82,682
Net unrealized gain (loss) from available-for-sale securities, net of tax expense (benefit) of $3,363, $(68), and $132 for the years ended June 30, 2017, 2016 and 2015, respectively.	5,218	(94)	180
Other-than-temporary impairment on securities recognized in other comprehensive income, net of tax expense (benefit) of $3,195, $2,177 and $832 for the years ended June 30, 2017, 2016 and 2015, respectively.	4,957	3,018	1,139
Reclassification of net (gain) loss from available-for-sale securities included in income, net of tax expense (benefit) of $1,536, $598 and $235 for the years ended June 30, 2017, 2016 and 2015, respectively.	(2,384)	(829)	(352)
Other comprehensive income (loss)	$7,791	$2,095	$967
Comprehensive income	$142,531	$121,386	$83,649

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY (Unaudited)

	Preferred Stock		Common Stock				Additional Paid-in Capital[1]	Retained Earnings	Accumulated Other Comprehensive Income (Loss), Net of Income Tax	Treasury Stock	Total
			Number of Shares
(Dollars in thousands)	Shares	Amount	Issued[1]	Treasury	Outstanding[1]	Amount[1]
Balance as of June 30, 2014	515	$5,063	58,779,522	(971,922)	57,807,600	$587	$207,146	$183,460	$(10,366)	$(15,112)	$370,778
Net income	—	—	—	—	—	—	—	82,682	—	—	82,682
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	967	—	967
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	3,796,356	—	3,796,356	38	75,947	—	—	—	75,985
Stock-based compensation expense	—	—	—	—	—	—	6,648	—	—	—	6,648
Restricted stock unit vesting and tax benefits	—	—	350,947	(56,151)	294,796	4	2,426	—	—	(5,310)	(2,880)
Stock option exercises and tax benefits	—	—	218,539	(42,287)	176,252	2	3,875	—	—	(4,222)	(345)
Balance as of June 30, 2015	515	$5,063	63,145,364	(1,070,360)	62,075,004	$631	$296,042	$265,833	$(9,399)	$(24,644)	$533,526
Net income	—	—	—	—	—	—	—	119,291	—	—	119,291
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	2,095	—	2,095
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)	—	—	(309)
Issuance of common stock	—	—	723,808	—	723,808	7	21,113	—	—	—	21,120
Stock-based compensation expense	—	—	25,394	—	25,394	1	11,325	—	—	—	11,326
Restricted stock unit vesting and tax benefits	—	—	536,528	(223,742)	312,786	5	1,520	—	—	(6,141)	(4,616)
Stock option exercises and tax benefits	—	—	82,400	—	82,400	1	1,156	—	—	—	1,157
Balance as of June 30, 2016	515	$5,063	64,513,494	(1,294,102)	63,219,392	$645	$331,156	$384,815	$(7,304)	$(30,785)	$683,590
Net income	—	—	—	—	—	—	—	134,740		—	134,740
Other comprehensive income (loss)	—	—	—	—	—	—	—	—	7,791	—	7,791
Cash dividends on preferred stock	—	—	—	—	—	—	—	(309)		—	(309)
Stock-based compensation expense	—	—	31,674	—	31,674	—	14,535	—	—	—	14,535
Restricted stock unit vesting and tax benefits	—	—	570,764	(285,586)	285,178	6	426	—	—	(6,532)	(6,100)
Stock option exercises and tax benefits	—	—	—	—	—	—	—	—	—	—	—
Balance as of June 30, 2017	515	$5,063	65,115,932	(1,579,688)	63,536,244	$651	$346,117	$519,246	$487	$(37,317)	$834,247
1- Common stock amounts have been retroactively restated for the fiscal year ended June 30, 2015 and prior periods presented to reflect the four-for-one forward split of the Company’s common stock effected in the form of a stock dividend that was distributed on November 17, 2015. The par value of common stock remains unchanged at $0.01 per share after the aforementioned forward stock split. As a result, the stated capital attributable to common stock increased proportionately and the additional paid-in capital decreased by the amount by which the stated capital increased.

BOFI HOLDING, INC. AND SUBSIDIARY CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Year Ended June 30,
(Dollars in thousands)	2017	2016	2015
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$134,740	$119,291	$82,682
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Accretion of discounts on securities	(2,766)	(5,276)	(5,517)
Net accretion of discounts on loans and leases	(4,859)	959	(27)
Amortization of borrowing costs	208	72	5
Stock-based compensation expense	14,535	11,326	6,648
Tax benefit from exercise of common stock options and vesting of restricted stock grants	(432)	(2,531)	(5,526)
Valuation of financial instruments carried at fair value	(743)	248	234
Net gain on sale of investment securities	(3,920)	(1,427)	(587)
Impairment charge on securities	1,964	565	2,365
Provision for loan and lease losses	11,061	9,700	11,200
Deferred income taxes	(2,219)	(6,647)	(8,818)
Origination of loans held for sale	(1,375,443)	(1,363,025)	(1,048,982)
Unrealized (gain) loss on loans held for sale	222	(97)	119
Gain on sales of loans held for sale	(18,771)	(26,616)	(21,057)
Proceeds from sale of loans held for sale	1,420,031	1,523,113	1,114,097
Change in fair value of mortgage servicing rights	(31)	889	265
(Gain) loss on sale of other real estate and foreclosed assets	(42)	(145)	(283)
Depreciation and amortization of furniture, equipment and software	6,094	4,795	3,273
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	4,511	(6,070)	(6,405)
Other assets	45,762	(54,784)	(17,953)
Accrued interest payable	(383)	401	(84)
Accounts payable and accrued liabilities	(5,635)	5,903	10,453
Net cash provided by (used) in operating activities	$223,884	$210,644	$116,102
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of investment securities	(249,909)	(161,395)	(10,464)
Proceeds from sales of available-for-sale mortgage-backed securities	161,048	14,969	9,539
Proceeds from repayment of securities	307,456	80,009	80,546
Purchase of stock of the Federal Home Loan Bank	(66,294)	(136,952)	(60,870)
Proceeds from redemption of stock of Federal Home Loan Bank	60,210	146,099	37,370
Origination of loans and leases held for investment	(4,068,990)	(3,582,766)	(3,242,828)
Origination of mortgage warehouse loans, net	(113,711)	(51,145)	(29,083)
Proceeds from sales of other real estate owned and repossessed assets	367	1,478	1,518
Purchases of loans and leases, net of discounts and premiums	(269,886)	(140,493)	(2,452)
Principal repayments on loans and leases	3,427,818	2,253,017	1,847,665
Purchases of furniture, equipment and software	(8,758)	(10,239)	(5,117)
Net cash used in investing activities	$(820,649)	$(1,587,418)	$(1,374,176)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$855,456	$1,592,134	$1,410,381
Proceeds from the Federal Home Loan Bank advances	1,117,000	920,000	734,000
Repayment of the Federal Home Loan Bank advances	(1,204,000)	(946,000)	(891,000)
Repayments of other borrowings and securities sold under agreements to repurchase	(15,000)	—	(10,000)
Proceeds from exercise of common stock options	—	151	781
Proceeds from issuance of common stock	—	21,120	75,985
Tax benefit from exercise of common stock options and vesting of restricted stock grants	432	2,531	5,526
Cash dividends paid on preferred stock	(309)	(309)	(309)
Proceeds from issuance of subordinated notes	—	51,000	—
Net cash provided by financing activities	$753,579	$1,640,627	$1,325,364
NET CHANGE IN CASH AND CASH EQUIVALENTS	156,814	263,853	67,290
CASH AND CASH EQUIVALENTS—Beginning of year	486,727	222,874	155,584
CASH AND CASH EQUIVALENTS—End of year	$643,541	$486,727	$222,874
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$74,442	$56,296	$45,503
Income taxes paid	$102,482	$89,184	$68,481
Transfers to other real estate and repossessed vehicles	$1,982	$571	$2,484
Transfers from loans and leases held for investment to loans held for sale	$2,935	$72,920	$30,000
Transfers from loans held for sale to loans and leases held for investment	$2,790	$21,488	$7,237
Securities transferred from held-to-maturity to available for sale portfolio	$194,153	$—	$—

LOANS  AND LEASES
The following table sets forth the composition of the loan and lease portfolio as of the dates indicated:

(Unaudited) (Dollars in thousands)	June 30, 2017	June 30, 2016
Single family real estate secured:
Mortgage	$3,901,754	$3,678,520
Home equity	2,092	2,470
Warehouse and other[1]	452,390	537,714
Multifamily real estate secured	1,619,404	1,373,216
Commercial real estate secured	162,715	121,746
Auto and RV secured	154,246	73,676
Factoring	160,674	98,275
Commercial & Industrial	992,232	514,300
Other	3,754	2,542
Total gross loans and leases	7,449,261	6,402,459
Allowance for loan and lease losses	(40,832)	(35,826)
Unaccreted discounts and loan and lease fees	(33,936)	(11,954)
Total net loans and leases	$7,374,493	$6,354,679
1. The balance of single family warehouse loans was $187,034 at June 30, 2017 and $173,148 at June 30, 2016. The remainder of the balance is attributable to single family lender finance loans.

SECURITIES
The amortized cost, carrying amount and fair value for the major categories of securities trading, available for sale, and held to maturity at June 30, 2017 and June 30, 2016 were:

	June 30, 2017
	Trading	Available for sale				Held to maturity
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$27,379	$286	$(459)	$27,206	$—	$—	$—	$—
Non-agency[2]	—	65,401	7,406	(1,304)	71,503	—	—	—	—
Total mortgage-backed securities	—	92,780	7,692	(1,763)	98,709	—	—	—	—
Other debt securities:
U.S. agencies[1]	—	—	—	—	—	—	—	—	—
Municipal	—	27,568	19	(424)	27,163	—	—	—	—
Non-agency	8,327	137,172	1,517	(91)	138,598	—	—	—	—
Total other debt securities	8,327	164,740	1,536	(515)	165,761	—	—	—	—
Total debt securities	$8,327	$257,520	$9,228	$(2,278)	$264,470	$—	$—	$—	$—

	June 30, 2016
	Trading	Available for sale				Held to maturity
(Unaudited) (Dollars in thousands)	Fair Value	Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Carrying Amount	Unrecognized Gains	Unrecognized Losses	Fair Value
Mortgage-backed securities (RMBS):
U.S agencies[1]	$—	$33,256	$489	$(23)	$33,722	$35,067	$843	$(1)	$35,909
Non-agency[2]	—	9,043	321	—	9,364	128,211	7,095	(10,044)	125,262
Total mortgage-backed securities	—	42,299	810	(23)	43,086	163,278	7,938	(10,045)	161,171
Other debt securities:
U.S. agencies[1]	—	—	—	—	—	—	—	—	—
Municipal	—	34,543	185	(10)	34,718	35,896	5,610	—	41,506
Non-agency	7,584	186,316	1,501	(174)	187,643	—	—	—	—
Total other debt securities	7,584	220,859	1,686	(184)	222,361	35,896	5,610	—	41,506
Total debt securities	$7,584	$263,158	$2,496	$(207)	$265,447	$199,174	$13,548	$(10,045)	$202,677
1 U.S. government-backed or government sponsored enterprises including Fannie Mae, Freddie Mac and Ginnie Mae.
2 Private sponsors of securities collateralized primarily by pools of 1-4 family residential first mortgages. Primarily super senior securities secured by prime, Alt-A or pay-option ARM mortgages.

DEPOSITS
The following table sets for the composition of the deposit portfolio as of the dates indicated:

(Unaudited)	June 30, 2017		June 30, 2016
(Dollars in thousands)	Amount	Rate[1]	Amount	Rate[1]
Non-interest bearing	$848,544	—%	$588,774	—%
Interest bearing:
Demand	2,593,491	0.89%	1,916,525	0.63%
Savings	2,651,176	0.81%	2,484,994	0.69%
Total interest-bearing demand and savings	5,244,667	0.85%	4,401,519	0.66%
Time deposits:
Under $100	35,231	1.20%	51,849	1.23%
$100 or more[2]	771,065	2.39%	1,001,909	1.99%
Total time deposits	806,296	2.46%	1,053,758	1.96%
Total interest bearing[2]	6,050,963	1.06%	5,455,277	0.91%
Total deposits	$6,899,507	0.93%	$6,044,051	0.82%
1. Based on weighted-average stated interest rates at end of period.
2. The total interest-bearing includes brokered deposits of $1,104.3 million and $800.7 million as of June 30, 2017 and June 30, 2016, respectively, of which$611.0 million and $537.4 million, respectively, are time deposits classified as $100 or more.

The number of deposit accounts at the end of each of the last five fiscal years is set forth below:

	At June 30,
	2017	2016	2015	2014	2013
Non-Interest bearing, prepaid and other	3,113,128	1,816,266	553,245	182,011	3,124
Checking and savings accounts	274,962	292,012	31,461	24,098	19,245
Time deposits	2,748	4,807	5,515	7,571	11,103
Total number of deposit accounts	3,390,838	2,113,085	590,221	213,680	33,472

The net increase of 1,296,862 of non-interest bearing, prepaid and other accounts for the fiscal year ended June 30, 2017 was primarily the result of new H&R Block-branded products.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following table presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the three months ended June 30,
	2017			2016
(Unaudited) (Dollars in thousands)	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]	Average Balance[2]	Interest Income / Expense	Average Yields Earned / Rates Paid[1]
Assets:
Loans and leases[3,4]	$7,176,254	$93,000	5.18%	$6,275,936	$78,752	5.02%
Interest-earning deposits in other financial institutions	763,013	1,970	1.03%	606,231	699	0.46%
Mortgage-backed and other investment securities	273,570	2,800	4.09%	492,158	5,546	4.51%
Stock of Federal Home Loan Bank	59,575	773	5.19%	54,632	1,264	9.25%
Total interest-earning assets	8,272,412	98,543	4.76%	7,428,957	86,261	4.64%
Non-interest-earning assets	108,984			139,265
Total assets	$8,381,396			$7,568,222
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$4,605,501	$9,992	0.87%	$4,303,159	$7,516	0.70%
Time deposits	799,483	4,826	2.41%	999,936	5,407	2.16%
Securities sold under agreements to repurchase	27,253	298	4.37%	35,000	387	4.42%
Advances from the FHLB	1,133,809	3,994	1.41%	738,700	2,878	1.56%
Subordinated notes and debentures and other	54,470	905	6.65%	58,115	918	6.32%
Total interest-bearing liabilities	6,620,516	20,015	1.21%	6,134,910	17,106	1.12%
Non-interest-bearing demand deposits	878,685			710,554
Other non-interest-bearing liabilities	59,674			55,524
Stockholders’ equity	822,521			667,234
Total liabilities and stockholders’ equity	$8,381,396			$7,568,222
Net interest income		$78,528			$69,155
Interest rate spread[5]			3.55%			3.52%
Net interest margin[6]			3.80%			3.72%
1 Annualized.
2 Average balances are obtained from daily data.
3 Loans include loans held for sale, loan premiums and unearned fees.
4 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also, includes $30.0 million and $30.7 million as of June 30, 2017 and 2016 three-month periods respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
5 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
6 Net interest margin represents net interest income as a percentage of average interest-earning assets.

AVERAGE BALANCES, NET INTEREST INCOME, YIELDS EARNED AND RATES PAID
The following tables set forth, for the periods indicated, information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin:

	For the Fiscal Years Ended June 30,
	2017			2016			2015
(Unaudited)(Dollars in thousands)	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid	Average Balance[1]	Interest Income / Expense	Average Yields Earned / Rates Paid
Assets:
Loans and leases[2,3]	$6,819,102	$358,849	5.26%	$5,680,003	$291,058	5.12%	$4,388,336	$220,486	5.02%
Interest-earning deposits in other financial institutions	658,580	5,204	0.79%	498,483	2,070	0.42%	204,176	511	0.25%
Mortgage-backed and other investment securities	393,334	16,889	4.29%	442,070	18,910	4.28%	432,948	18,165	4.20%
Stock of Federal Home Loan Bank	55,577	6,344	11.41%	62,255	5,669	9.11%	46,819	5,202	11.11%
Total interest-earning assets	7,926,593	387,286	4.89%	6,682,811	317,707	4.75%	5,072,279	244,364	4.82%
Non-interest-earning assets	116,545			140,066			68,039
Total assets	$8,043,138			$6,822,877			$5,140,318
Liabilities and Stockholders’ Equity:
Interest-bearing demand and savings	$4,619,769	$34,556	0.75%	$3,649,423	$24,611	0.67%	$2,862,295	$20,709	0.72%
Time deposits	941,919	21,938	2.33%	852,590	18,056	2.12%	790,661	14,024	1.77%
Securities sold under agreements to repurchase	33,068	1,465	4.43%	35,000	1,555	4.44%	36,562	1,633	4.47%
Advances from the FHLB	798,982	12,403	1.55%	855,029	11,175	1.31%	700,805	8,910	1.27%
Subordinated notes and debentures and other	55,873	3,697	6.62%	22,025	1,299	5.90%	5,155	143	2.77%
Total interest-bearing liabilities	6,449,611	74,059	1.15%	5,414,067	56,696	1.05%	4,395,478	45,419	1.03%
Non-interest-bearing demand deposits	774,411			739,764			255,321
Other non-interest-bearing liabilities	58,040			51,672			35,219
Stockholders’ equity	761,076			617,374			454,300
Total liabilities and stockholders’ equity	$8,043,138			$6,822,877			$5,140,318
Net interest income		$313,227			$261,011			$198,945
Interest rate spread[4]			3.74%			3.70%			3.79%
Net interest margin[5]			3.95%			3.91%			3.92%
1 Average balances are obtained from daily data.
2 Loans include loans held for sale, loan premiums and unearned fees.
3 Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. Also includes $30.3 million, $31.0 million and $31.4 million as of June 30, 2017, 2016 and 2015, respectively, of Community Reinvestment Act loans which are taxed at a reduced rate.
4 Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.
5 Net interest margin represents net interest income as a percentage of average interest-earning assets.